UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 24, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangement of Certain Officers.
(a)  On August 24, 2009, Central Vermont Public Service Corporation (the “Company”) received letters of resignation from Company directors Mary Alice McKenzie and Bruce M. Lisman.  At the time of her resignation, Ms. McKenzie was Chairwoman of the Board of Directors (the "Board”), Chairwoman of the Executive Committee, and served on the Corporate Governance Committee and the Compensation Committee of the Board.  At the time of his resignation, Mr. Lisman was Chairman of the Corporate Governance Committee and also served on the Compensation Committee of the Board.  The Company believes that each of Ms. McKenzie and Mr. Lisman resigned based on disagreements with the Company concerning the strategic direction of the Company, as determined by the Company's Board of Directors, and the process used by the Company’s Board in evaluating such strategic direction.

The Board will promptly undertake a process to review the composition and organization of the Board including the identification of two new directors to fill the vacancies created.

Meanwhile, the Board has designated from its members Robert H. Young, the Company’s President and Chief Executive Officer, to serve as the Interim Chairman of the Board. In addition, William R. Sayre, who is a non-employee director, shall serve as the Interim lead director in the Board’s non-management executive sessions and as Interim Chairman of the Executive Committee.  Furthermore, Douglas J. Wacek, who is also a non-employee director, shall serve as Interim Chairman of the Corporate Governance Committee.  They will serve in these leadership positions until the review process is completed, or until the Company’s annual meeting in May of 2010, whichever is earlier.

Both Ms. McKenzie and Mr. Lisman have been provided with a copy of this disclosure and have advised the Company that they agree with the statements made in the first paragraph hereof.  Copies of Ms. McKenzie’s and Mr. Lisman’s letters of resignation are attached hereto as Exhibits 17.1 and 17.2, respectively.

The Company regrets Ms. McKenzie’s and Mr. Lisman’s decisions to leave the Board.  Throughout their respective terms of service on the Board, the Company has valued their views and their service.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
17.1	Letter, dated August 24, 2009, from Mary Alice McKenzie to the President and Corporate Secretary of Central Vermont Public Service Corporation.
17.2	Letter, dated August 24, 2009, from Bruce Lisman to the President and Corporate Secretary of Central Vermont Public Service Corporation.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Dale A. Rocheleau Dale A. Rocheleau Senior Vice President, General Counsel and Corporate Secretary
August 24, 2009